                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          Dendrite International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 Dendrite Logo

                          DENDRITE INTERNATIONAL, INC.

                                                                  April 16, 1999

Dear Shareholder:

     On behalf of the Board of Directors and management, I am pleased to invite you to the 1999 Annual Meeting of Shareholders of Dendrite International, Inc. The meeting will be held on Tuesday, May 11, 1999 at 9:00 a.m. at the Company's headquarters, 1200 Mount Kemble Avenue, Morristown, New Jersey 07960-6796.

     To assure that your vote will be counted, I urge you to read the enclosed materials carefully and to either complete, sign and mail promptly the proxy card contained with this letter or vote via the Internet in the manner described on the proxy card. Also enclosed is a copy of the Company's 1999 Annual Report to Shareholders.

     The officers and directors of Dendrite appreciate your continuing support and we look forward to seeing you at the Annual Meeting.


                                          /s/ John E. Bailye
                                          John E. Bailye
                                          President and Chief Executive Officer

Morristown, New Jersey

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and either return it in the enclosed envelope to which no postage need be affixed if mailed in the United States or transmit it via the Internet.

                                 Dendrite Logo

                          DENDRITE INTERNATIONAL, INC.
                            1200 MOUNT KEMBLE AVENUE
                       MORRISTOWN, NEW JERSEY 07960-6797
                                  WWW.DRTE.COM

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1999

     The Annual Meeting of Shareholders (the "Annual Meeting") of Dendrite International, Inc. (the "Company") will be held at the Company's headquarters, 1200 Mount Kemble Avenue, Morristown, New Jersey 07960-6796, on Tuesday, May 11, 1999 at 9:00 a.m. (local time) for the following purposes:

     1. To elect six directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1999;

     3. To approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1997 Stock Plan from 2,500,000 to 4,000,000 shares of Common Stock;

     4. To reapprove the 1992 Stock Plan, as amended (the "1992 Stock Plan") and the 1992 Senior Management Incentive Stock Option Plan, as amended (the "ISO Plan"); and

     5. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournment thereof is April 1, 1999. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy promptly either in the accompanying reply envelope or via the Internet. Your proxy may be revoked at any time prior to the voting of the proxy at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Christopher J. French
                                          Christopher J. French
                                          Secretary

Morristown, New Jersey
April 16, 1999

                          DENDRITE INTERNATIONAL, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Dendrite International, Inc., a New Jersey corporation ("Dendrite" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 a.m. (local time) on Tuesday, May 11, 1999, at the Company's headquarters, 1200 Mount Kemble Avenue, Morristown, New Jersey 07960-6797, and at any adjournment or postponement of the Annual Meeting. These proxy materials are being first mailed to shareholders on or about April 16, 1999.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Common Stock, no par value (the "Common Stock"), is the only type of security entitled to vote at the Annual Meeting. On April 1, 1999, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 23,481,835 shares of Common Stock outstanding. Each shareholder of record on April 1, 1999 is entitled to one vote for each share of Common Stock held by such shareholder. All information in this Proxy Statement with respect to shares of Common Stock reflects the two-for-one split of the Common Stock which became effective August 24, 1998.

     The presence in person or by proxy of the holders, as of the record date, of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. In the election of directors, the six candidates receiving the highest number of affirmative votes will be elected. The Board wishes to receive a majority of the votes cast at the Annual Meeting for Proposal 2, while Proposals 3 and 4 require for approval the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted for a vote of the shareholders. The New York Stock Exchange, whose rules effectively govern the voting by any brokerage firm holding Common Stock registered in the name of its nominee on behalf of a beneficial owner, has informed the Company that Proposals 1 and 2 are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the date of the Annual Meeting. Proposals 3 and 4 are "nondiscretionary" and brokers who have not received instructions from their clients do not have discretion to vote on this item. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), the shares of Common Stock subject to such broker non-votes will be treated in the same manner as abstentions.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

VOTING ELECTRONICALLY VIA THE INTERNET

     Shareholders may vote either by mailing the enclosed proxy card or via the Internet. Specific instructions to be followed by any registered shareholder interested in voting via the Internet are set forth on the enclosed proxy card. The Internet voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. The Company's website for Internet voting is www.drte.com.

     If your shares are registered in the name of a bank or brokerage firm, you still may be eligible to vote your shares electronically over the Internet. Please contact your bank or brokerage firm for additional information regarding Internet voting if your shares are registered in the name of such bank or brokerage firm.

PROXIES

     The persons named as proxies are John E. Bailye, George T. Robson and Christopher J. French. Mr. Bailye is a director and officer of the Company and Messrs. Robson and French are officers of the Company. Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR Proposals 2, 3 and 4, and, as to other matters that may properly come before the Annual Meeting, in the discretion of the proxy holders. You may revoke or change your proxy at any time before the voting of the proxy at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and filing a written notice of revocation with the secretary of the Annual Meeting prior to the voting at the Annual Meeting or by voting the shares subject to the proxy by written ballot.

EXPENSES OF SOLICITATION

     The Company will bear the entire cost of solicitation, including the presentation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation is anticipated to be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors is elected annually by the holders of the Common Stock and is currently comprised of six members (the "Directors"). Each Director holds office until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal. The names of the nominees for Director, each of whom is presently a Director of the Company, and their positions and offices with the Company are set forth in the table below.

     The proxy holders intend to vote all valid proxies received by them for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors.

     Nominees for Election at the 1999 Annual Meeting are:

                                                     POSITIONS AND OFFICES HELD
NOMINEES                                AGE               WITH THE COMPANY
--------                                ---          --------------------------
John E. Bailye........................  45     President, Chief Executive Officer,
                                               Director and Chairman of the Board
Bernard M. Goldsmith..................  55     Director
Edward J. Kfoury......................  60     Director
Paul A. Margolis......................  45     Director
John H. Martinson.....................  51     Director
Terence H. Osborne....................  60     Director

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

BUSINESS EXPERIENCE OF NOMINEES

     The following describes the current and past five years business experience and certain directorships of each nominee for Director. This information was furnished to the Company by the respective nominees.

     MR. JOHN E. BAILYE has served as President, Chief Executive Officer and Director since the Company's incorporation in March 1987 and, since October 1991, as Chairman of the Board. Prior to March 1987, Mr. Bailye served as a market researcher at Foresearch Pty., Limited ("Foresearch"), a consulting company to the pharmaceutical industry in Australia. In 1976, Mr. Bailye acquired Foresearch and served as its Managing Director until he sold the company in 1986. Mr. Bailye holds a Bachelor of Commerce in Finance, Marketing and Business from the University of New South Wales.

     MR. BERNARD M. GOLDSMITH has served as a Director since May 1996. In 1986, he founded The Updata Group, Inc., an investment banking firm focused on mergers and acquisitions in the information technology industry ("Updata"). Mr. Goldsmith currently serves as Managing Director of Updata. Mr. Goldsmith also founded Updata Software Company, where he served as Chief Executive Officer from 1986 to 1988 and CGA Computer, Inc., where he served as Chairman and Chief Executive Officer from 1968 to 1986. Mr. Goldsmith is also a director of Compuware Corporation and several privately held companies. Mr. Goldsmith holds a B.A. in Business Administration from Rutgers University.

     MR. EDWARD J. KFOURY has served as a Director since July 1997. Prior to joining the Company, Mr. Kfoury served as a division President and Vice President of IBM Corporation ("IBM") from 1988 through 1993 and in various other positions with IBM from 1963 to 1988. Mr. Kfoury is a director of Mapics,

Inc. and five privately held companies. Mr. Kfoury is a director of the Nature Conservancy, an advisory trustee of the Maine Audobon Society and President of Rangeley Lakes Heritage Trust. Mr. Kfoury holds a B.B.A. in Marketing from the University of Notre Dame.

     MR. PAUL A. MARGOLIS has served as a Director since July 1993. Mr. Margolis is President of Longworth Management Company, Inc., his individual investment firm that specializes in active investments in computer software, services and the internet. Until August 1998, he served as a director of Marcam Corporation, a company he founded in 1980. Mr. Margolis is also a director of Industrial Computing Designs Corporation and Obtech, LLC, both computer software companies. He is also Chairman of the Open Applications Group, Inc., a software industry association. Mr. Margolis holds a B.A. from Brown University and an M.B.A. from Harvard Business School.

     MR. JOHN H. MARTINSON has served as a Director since September 1991. In 1986, he founded the Edison Venture Fund. He currently serves as Managing Partner of Edison Partners I, II, III and IV and as President of Edison Management Corporation. Mr. Martinson is also a director of Best Software, Inc. and eight privately held companies. He is former Chairman of the New Jersey Technology Council and President-elect of the National Venture Capital Association. Mr. Martinson holds a B.S. in Aeronautics from the United States Air Force Academy, an M.S. in Astronautics from Purdue University and an M.B.A. from Southern Illinois University.

     MR. TERENCE H. OSBORNE has served as a Director since August 1998. Mr. Osborne served as Chairman of Dr. Solomon's Group PLC from 1996 until 1998. Mr. Osborne also served as President and Chief Operating Officer of System Software Associates ("SSA"), a computer software company, from November 1994 until October 1996. From October 1992 until November 1994, he served as SSA's General Manager and Vice President -- Europe. Prior to joining SSA, he was employed by IBM Corporation in various capacities since 1961, including vice president level positions in both the United States and Europe. Mr. Osborne is also Chairman of Prime Response, Inc. and Cimax International and a director of Mapics, Inc. and Firepond, Inc. Mr. Osborne holds a Bachelor of Science, with honors, in Pure and Applied Mathematics from London University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. During this period, each member of the Board of Directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director) and (ii) the total number of meetings held by all Committees of the Board on which each such Director served (during the periods such Director served). During the fiscal year ended December 31, 1998, the Board of Directors also acted by unanimous written consent five times.

     The Company has four standing Committees: the Audit Committee, the Compensation Committee, the Employee Plan Committee and the Operations and Technology Committee.

     The Audit Committee (currently composed of Mr. Martinson and Mr. Margolis) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent public accountants. During the fiscal year ended December 31, 1998, the Audit Committee held five meetings.

     The Compensation Committee (currently composed of Mr. Kfoury and Mr. Osborne) makes general policy decisions relating to compensation and benefits for the Company's employees and directors. In addition, the Compensation Committee is responsible for the administration of all of the Company's stock option plans. During the fiscal year ended December 31, 1998, the Compensation Committee held seven meetings. At each of such meetings, however, the Compensation Committee consisted of Mr. Goldsmith and Mr. Kfoury. Mr. Osborne replaced Mr. Goldsmith on the Compensation Committee effective February 1, 1999. During the fiscal year ended December 31, 1998, the Compensation Committee also acted by unanimous written consent nine times.

     The Employee Plan Committee (currently composed of Mr. Goldsmith, Mr. Margolis and Mr. Martinson) administers the Company's 1997 Employee Stock Purchase Plan (the "Employee Plan"). During the fiscal year ended December 31, 1998, the Employee Plan Committee did not meet.

     The Operations and Technology Committee (currently composed of Mr. Kfoury and Mr. Osborne) was constituted in August 1998 and is responsible for providing the Company with business advice with respect to the conduct of its service delivery operations and technology-related matters. Mr. Kfoury is responsible for matters relating to the Company's United States operations while Mr. Osborne is responsible for matters relating to the Company's European operations. During the fiscal year ended December 31, 1998, the Operations and Technology Committee held two meetings and each of Messrs. Kfoury and Osborne attended one meeting relating to their respective responsibilities.

DIRECTOR COMPENSATION

     Directors receive no cash compensation for services provided as a Director and received no such cash compensation in the 1998 fiscal year. In January 1998, Messrs. Goldsmith, Kfoury, Margolis and Martinson were each granted options to purchase 20,000 shares of Common Stock because of the Company's significant financial achievement in 1997. On August 31, 1998, Mr. Osborne was granted options to purchase 30,000 shares of Common Stock in accordance with the formula provisions of the Company's 1997 Stock Plan. Directors receive reimbursement for reasonable expenses incurred traveling to and from Board meetings. In addition, each member of the Operations and Technology Committee, at the time such member joins such committee, is granted options to purchase 12,000 shares of Common Stock in consideration for serving on such committee. These options are granted at the fair market value of the underlying shares and are subject to a three-year vesting schedule. The options previously granted to Mr. Kfoury pursuant to the terms of a Consulting Agreement with the Company have been credited towards his service on this committee. See "Certain Transactions."

CERTAIN TRANSACTIONS

     In 1998, the Company realized that a receivable of $116,908 (the "Receivable") existed on its tax books. The Receivable represented an advance made in 1991 by Kookaburra Inc., the Company's predecessor in interest, to John
E. Bailye, the then sole shareholder of Kookaburra Inc. and the Company's current President and Chief Executive Officer. Subsequent to the creation of the Receivable, Kookaburra Inc. acquired all of the assets of Dendrite International, a partnership which previously operated the business of the Company (the "Acquisition"). Following completion of the Acquisition and the related venture capital investment in Kookaburra Inc., Kookaburra Inc. changed its name to Dendrite International, Inc. Due to an oversight, the Company failed to cancel the Receivable at the time of the Acquisition, as had been agreed to by the parties. Both the Company and Mr. Bailye have received advice that the Company should recognize interest income on the Receivable and that Mr. Bailye should recognize dividend income attributable to his failure to pay such interest, in each case, for the period 1991 to the present. In addition, both parties may be assessed interest and penalties for their respective failures to make such payments on a timely basis. The Company's Audit Committee determined that the Company should reimburse Mr. Bailye for all income taxes, including any associated interest and penalties, assessed against him relating to any income he may have to recognize as a result of the failure to cancel the Receivable in 1991. In this regard, the Company reimbursed Mr. Bailye $10,250 in April 1999. In addition, the Audit Committee also determined that because the Receivable should not have remained on the tax books of the Company following consummation of the Acquisition, the tax benefit associated with the cancellation of the Receivable did not belong to the Company, and the cash value of such tax benefit should be paid to Mr. Bailye. Consequently, the Company paid Mr. Bailye $41,350 in October 1998.

     In 1998, the Company leased use of an aircraft from a third party leasing company not affiliated with Mr. Bailye ("LynStar"). One of the aircraft which LynStar may, from time to time, lease to the Company is a Beechcraft King Air airplane owned by Kookaburra Air, LLC, a limited liability company whose sole members are Mr. Bailye and his spouse. The Company paid fees to LynStar for aircraft leases of $193,230.28 during the year ended December 31, 1998. All such leases were on terms no less favorable to the Company than such leasing company offered to its other customers.

     As of October 28, 1998, the Company entered into an Indemnification Agreement with each Director of the Company, other than Mr. Margolis, providing that, with certain exceptions, the Company would hold harmless and indemnify each Director in connection with his directorship to the extent permitted under the New Jersey Business Corporation Act. More specifically, the Indemnification Agreement provides that the Company is obligated to indemnify each Director against all reasonable costs, expenses (including attorneys' fees), fines, judgments, and settlement amounts that each Director may incur in connection with any actual or threatened action, suit, or proceeding (whether civil, criminal, investigative or administrative) to which each Director is, or may be, a party by reason of his position as Director or as a director, officer, employee, or agent of any other company to which such Director provides services at the request of the Company. The Company had previously entered into an Indemnification Agreement with Mr. Margolis on identical terms to those contained in the Indemnification Agreements described above.

     John E. Bailye is a party to a registration rights agreement with the Company under which he has certain rights with respect to the registration under the Securities Act of 1933 for resale to the public of certain of the shares of Common Stock which are owned by him. During 1998, certain other shareholders of the Company that are affiliated with John H. Martinson were also parties to that agreement; however, these shareholders have since distributed their shares of Common Stock to their constituent partners.

     From January 1, 1998 to February 1, 1999, Updata informally provided advice to the Company with respect to certain investment banking issues. On February 1, 1999, the Company retained Updata as one of its financial advisors. Mr. Goldsmith, a Director of the Company, currently serves as a Managing Director of Updata.

     As of January 5, 1998, the Company entered into a Consulting Agreement with Edward J. Kfoury, a Director, providing that Mr. Kfoury would provide certain consulting services to the Company in exchange for a grant of options to purchase 24,000 shares of Common Stock. Such options were granted at the fair market value of the underlying shares of Common Stock and are subject to a three-year vesting schedule. In addition, the Company will reimburse Mr. Kfoury for his reasonable travel and business expenses related to any business travel or expenditure specifically requested by the Company. Mr. Kfoury and the Company have agreed that his service on the Company's Operations and Technology Committee will satisfy his obligations under his Consulting Agreement.

OTHER EXECUTIVE OFFICERS

     Each executive officer is an at-will employee, except for Mr. Bailye and Mr. Savage, and serves at the discretion of the Board of Directors.

     MR. R. BRUCE SAVAGE, 50, has served as Executive Vice President and Chief Operating Officer since September 1994. From June 1993 until September 1994, Mr. Savage was Vice President, Europe/Asia and, from September 1988 to June 1993, Vice President, Europe. He also served as General Manager for Dendrite New Zealand from 1986 to 1987, and served as the General Manager of Dendrite Australia and Dendrite New Zealand from 1987 until September 1988. Prior to joining the Company, Mr. Savage spent 15 years in the pharmaceutical industry working for Ciba Geigy (NZ) Limited as Manager of Sales and Marketing. Mr. Savage holds a Bachelor's degree from Nelson College.

     MR. GEORGE T. ROBSON, 51, has served as Executive Vice President since February 1999, and as Senior Vice President and Chief Financial Officer since June 1997. Prior to joining the Company, Mr. Robson served as Senior Vice President and Chief Financial Officer of H&R Block, Inc. from January 1996 to May 1997, and as Treasurer of such corporation from June 1996 to May 1197. In addition, Mr. Robson served as Senior Vice President of Unisys Corporation from April 1991 to January 1996, and as Chief Financial Officer of such corporation from January 1990 until January 1996. Mr. Robson holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.S. in Management Science from the State University of New York.

     MS. TERESA F. WINSLOW, 43, has served as Senior Vice President for U.S. Operations since June 1997. Ms. Winslow served as Senior Vice President for the Pfizer Pharmaceutical Global Account Group from September 1996 to June 1997, as Vice President, Sales and Business Development from September 1994 to September 1996, as Executive Director, International Sales from August 1993 to September 1994 and as Director of Marketing and Sales for Dendrite Americas from October 1991 to August 1993. Ms. Winslow served in various positions at Schering Laboratories, a division of Schering-Plough Corporation most recently as National Sales Director. Ms. Winslow is a registered pharmacist. She holds a B.S. in Pharmacy from the Philadelphia College of Pharmacy and Science.

     MR. MARK H. CIEPLIK, 44, has served as Senior Vice President, Worldwide Sales since June 1997. Prior to joining the Company, Mr. Cieplik served as Vice President, Americas of Interleaf, Inc. from May 1995 to May 1997. In addition, Mr. Cieplik served as Director, North America Major Accounts for System Software Associates from December 1991 to April 1995, and served in various capacities for IBM Corporation from 1976 until 1991. Mr. Cieplik holds a B.S. in Marketing from Millikin University.

     MR. JEAN LAHAIE, 43, has served as Senior Vice President of the SalesPlus Americas Division since December 1998. In addition, Mr. LaHaie served as Senior Vice President, Business Development from September 1996 to December 1998, as Vice President, Product Development from April 1996 to September 1996, as Executive Director, Corporate Technical Services from October 1993 to April 1996, as Director of Operations, Corporate Technical Services from February 1993 to October 1993, as Group Business Director from April 1992 to February 1993, and as Business Director for a Dendrite service group from July 1991 to April 1992. Prior to joining the Company, Mr. LaHaie spent nine years at American Cyanamid Corporation in positions ranging from Industrial Engineering Manager to International Business Manager for the Middle East and the Far East. Mr. LaHaie is a graduate of Montreal University Polytechnic Institute and of McGill Graduate School of Business.

     MR. CHRISTOPHER J. FRENCH, 39, has served as Vice President and General Counsel since January 1996, and as Secretary since July 1996. Prior to joining the Company, Mr. French was an associate at Skadden, Arps, Slate, Meagher & Flom from 1987 to 1996. Mr. French holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and a J.D. from Fordham University School of Law.

     MR. THIERRY DURAND, 38, has served as Senior Vice President and General Manager, Consumer Products Group Worldwide since January 1999. Mr. Durand also served as Vice President, Europe since July 1997, as General Manager, France from January 1993 to July 1997 and as a Business Manager in France from September 1992 to September 1993. Mr. Durand holds a Bachelor's degree, a Master's degree in Economics and a Ph.D. in Computer Sciences and Economy from the University of Lyon. Mr. Durand also holds an M.B.A. from the University of San Francisco ISG, Paris.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 1, 1999 by (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Directors, nominees for Director and Named Officers (as defined below under "Executive Compensation") and (iii) all current Directors and executive officers as a group. Unless indicated otherwise, the address of each of these persons is c/o Dendrite International, Inc., 1200 Mount Kemble Avenue, Morristown, New Jersey 07960-6797.

NAME AND ADDRESS OF BENEFICIAL OWNER                          NUMBER(1)(2)    PERCENTAGE(3)
------------------------------------                          ------------    -------------
Pilgrim Baxter & Associates.................................   2,074,611           8.83
  825 Duportoil Road
  Wayne, Pennsylvania 19087
The TCW Group, Inc. ........................................   1,605,116           6.84
  865 South Figueroa Street
  Los Angeles, CA 90017
John E. Bailye(4)...........................................   3,390,491          14.35
John H. Martinson(5)........................................     208,208              *
Bernard M. Goldsmith(6).....................................      66,000              *
Paul A. Margolis(7).........................................      72,000              *
Edward J. Kfoury(8).........................................      88,000              *
Terence M. Osborne..........................................          --             --
R. Bruce Savage(9)..........................................     117,000              *
Teresa F. Winslow(10).......................................     137,200              *
George T. Robson(11)........................................     131,632              *
Mark H. Cieplik(12).........................................      55,000              *
All Directors and current executive officers
  (13 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)............   4,345,484          17.94

---------------
  * Less than 1% of the outstanding shares of Common Stock.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) Common Stock subject to options currently exercisable or exercisable on or prior to 60 days after the date as of which information is presented are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

 (3) The Company currently has a registration statement on Form S-3 (Registration No. 333-71337) on file with the Securities and Exchange Commission (the "SEC") relating to the Company's proposed offering of 3,250,000 shares of Common Stock, including 500,000 shares of Common Stock to be sold by certain selling shareholders of the Company (the "Offering"). The applicable percentages of ownership are based on 23,481,835 shares of Common Stock outstanding as of April 1, 1999, which number does not include the 2,750,000 shares of Common Stock to be offered by the Company pursuant to the Offering.

 (4) Represents 2,543,491 shares owned of record by Mr. Bailye, 649,000 shares owned of record by Carinya Holdings Company ("Carinya"), 56,000 shares owned of record by the Bailye Family Foundation (the "Foundation") and options exercisable for 142,000 shares of Common Stock. Carinya is a general partnership consisting of Mr. Bailye, Mr. Bailye's wife, and trusts for the benefit of each of their two minor children, the trustees of which are Mr. Bailye's parents and Mrs. Bailye's parents, respectively, as general partners. The partnership agreement provides that the voting power with respect to shares owned by the partnership resides with the majority vote of all partners other than Mr. Bailye. Mr. Bailye disclaims beneficial ownership of the shares owned of record by Carinya except to the extent of the two

     10% partners' interests therein owned by Mr. Bailye and his spouse, respectively. The Foundation is a trust established exclusively to provide financial support for charitable organizations which are exempt institutions under Section 501(c)(3) of the Internal Revenue Code. Mr. Bailye and his spouse constitute two of the three trustees of the Foundation.

 (5) Represents Mr. Martinson's portion of shares previously owned by Edison Venture Fund II, L.P. and Edison Venture Fund II-Pa, L.P. which were distributed to the partners of such entities, including Mr. Martinson, and options exercisable for 80,000 shares of Common Stock.

 (6) Represents options exercisable for 66,000 shares of Common Stock.

 (7) Represents options exercisable for 72,000 shares of Common Stock.

 (8) Represents options exercisable for 88,000 shares of Common Stock.

 (9) Represents 28,500 shares owned of record by Mr. Savage, and options exercisable for 88,500 shares of Common Stock.

(10) Represents 30,200 shares owned of record by Ms. Winslow and options exercisable for 107,000 shares of Common Stock.

(11) Represents 4,297 shares owned of record by Mr. Robson and options exercisable for 127,335 shares of Common Stock.

(12) Represents options exercisable for 55,000 shares of Common Stock.

(13) Includes 17,453 shares of Common Stock and options exercisable for 62,500 shares of Common Stock held by executive officers not listed in the table.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     Compensation of executive officers of the Company is established by the full Board of Directors of the Company, based upon recommendations made to it by its Compensation Committee. In addition, the Compensation Committee also administers the 1992 Stock Plan, the ISO Plan and the 1997 Stock Plan. The Employee Plan, however, is administered by the Employee Plan Committee. The Compensation Committee is responsible for establishing the Company's general policy with regard to executive compensation, and is currently composed of two directors of the Company, Messrs. Kfoury and Osborne, who are not employees of the Company. During the year ended December 31, 1998, the Compensation Committee was composed of Messrs. Goldsmith and Kfoury.

  GENERAL POLICY

     The Compensation Committee's general policy regarding the form and level of executive compensation is to attract and retain the highest level of executive talent possible and to induce such executives to achieve both short-term objectives and long-term growth and profitability for the Company. Factors used in determining such compensation include competitive market considerations, the contribution of the individual to the present financial success of the Company, and the long term performance of the Company. The Compensation Committee does not, however, rely upon objective factors to make compensation decisions, but instead reaches its determination based upon a subjective review of the factors set forth above. To achieve these objectives, the Company's 1998 fiscal year executive compensation program consisted of the following elements: annual base salary, other annual compensation and benefits; annual cash bonus; performance awards; and long-term compensation in the form of stock options.

  ANNUAL COMPONENT: BASE SALARY, OTHER COMPENSATION AND BONUS

     Each of the elements of executive compensation has a different purpose and basis. The base salary and other annual compensation and benefits paid in 1998 were made to compensate ongoing performance throughout the year. The base salary for each executive officer was based on factors, including, but not limited to, a comparison of compensation practices of other companies in the industry, personal performance, and performance of the Company. Benefits for all executive officers included group term life insurance premiums and the Company's matching portion of the executive's 401(k) plan contribution. The Compensation Committee's policy is to have annual compensation at the higher end of the range reported by the companies in its industry.

     From time to time, the Company may pay to one or more of its executives annual and/or quarterly cash bonuses and/or performance awards in the form of option grants as an additional incentive and reward for his or her contribution in reaching and exceeding short-term Company objectives for revenues and profitability. These cash bonuses reflect the Compensation Committee's assessment, in consultation with the President and Chief Executive Officer, of that individual's achievement and the significance of that executive officer's contribution to the financial success of the Company during a particular fiscal year. For the 1998 fiscal year, quarterly cash bonuses were paid to each of the Company's executive officers. To further induce the executives' continued employment commitment to the Company, payment of 40% of the cash bonuses earned by each executive officer in the third and fourth quarters of 1998 was deferred until the achievement of the Company's 1998 financial objectives. The deferred portion of these bonuses was paid in February 1999. Finally, in February 1999, the Company paid additional one-time cash bonuses to each of its executive officers to reflect the Company's significant financial achievement in 1998.

  LONG-TERM COMPONENT: INCENTIVE STOCK OPTIONS

     The long-term component of executive compensation involves primarily the award of tax-qualified incentive stock options to align the interests of the executive with those of the shareholders. The amount of options awarded is intended to be set at a level sufficient to create a meaningful opportunity for stock ownership in executives other than Mr. Bailye, the Company's founding shareholder. To comply with Federal income tax requirements for incentive stock options, the options are granted with an exercise price equal to the fair market value per share of the Common Stock at the time of the grant. To induce the executives' long term employment commitment to the Company, the options become exerciseable in equal twenty-five percent (25%) installments over a four-year vesting schedule, and expire if not exercised within ten years after the date of grant. Options under the 1997 Stock Plan were granted in 1998 to Mr. French in connection with such executive officer's performance. In addition, Mr. Savage and Mr. Robson were granted options in 1998 in accordance with the terms of their respective employment agreements. Also in 1998, Mr. Durand received 400 shares of Common Stock upon his five-year anniversary of employment with the Company. Such share grants are designed to reward employees for their long term employment commitment to the Company.

  PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The 1998 annual base salary for Mr. Bailye, the Chairman of the Board, President and Chief Executive Officer of the Company, was established pursuant to his Employment Agreement. The Compensation Committee may, in its discretion, determine to pay Mr. Bailye an annual cash bonus if the Company meets or exceeds its budgeted goals in a particular fiscal year. Mr. Bailye did receive a cash bonus for the 1998 fiscal year. From time to time, the Compensation Committee may, in its discretion, grant to Mr. Bailye options to purchase shares of the Company's Common Stock. However, none of such options are deemed incentive stock options, to the extent that the exercise price does not exceed 110% of the fair market value of the Company's Common Stock at the time of grant, because Mr. Bailye's stock ownership in the Company exceeds ten percent (10%). Except for a grant of options to purchase 6,000 shares of Common Stock made in January 1998 in connection with the Company's achievement of its fourth quarter goals in 1997, Mr. Bailye was not granted any options in 1998. Mr. Bailye does not participate in decisions of the Board relating to his own compensation.

  DEFERRED COMPENSATION PLAN

     In July 1998, the Board approved the adoption of a Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan provides certain highly compensated employees of the Company with the opportunity to elect to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Under the Deferred Compensation Plan, the amount of compensation or awards deferred will be credited to a deferral account maintained by the Company on the date such deferred compensation would have been paid to the employee. Such deferred compensation in the deferred accounts shall be invested in certain investment vehicles as may be specified from time to time by the Deferred Compensation Plan's administrator. The Company shall settle the deferral account by payment of cash or, in the discretion of the Company, by delivery of other assets having a fair market value equal to the amount credited to the deferral account. Payments in settlement of a deferral account shall be made as soon as practicable after the date, and in such installments, as may be directed by the employee. If the total distribution to be made is less than $25,000, then the form of distribution in all cases will be a lump sum.

  SECTION 162(M) OF THE INTERNAL REVENUE CODE

     A feature of the Omnibus Budget Reconciliation Act of 1993 (the "Act") limits deductibility of certain compensation for the Chief Executive Officer and the other four highest compensated executive officers (the "Covered Employees") to $1 million per year, effective for tax years beginning on or after January 1, 1994. Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), if certain conditions are met, including the removal of positive discretion in the determination of individual rewards, compensation may be excluded from consideration of the $1 million limit. The policy of the Compensation Committee related to this Act is to establish and maintain a compensation program which maximizes the creation of long-term shareholder value.

     In 1992, shareholders approved the 1992 Stock Plan and the ISO Plan. Both plans are being presented to shareholders for approval again in 1999 as required to maintain the deductibility of compensation paid pursuant to such plans. The Company's 1992 Stock Plan, the ISO Plan and the 1997 Stock Plan, as amended, meet the necessary conditions for exclusion from consideration of non-deductibility as set forth in Section 162(m) of the Code. The actions taken evidence the intention of the Compensation Committee to comply with the intent of the Board of Directors and the shareholders of the Company to recognize and reward performance which increases the value of the Company.

                                  COMPENSATION COMMITTEE
                                  (as constituted at year-end)

                                  Edward J. Kfoury
                                  Bernard M. Goldsmith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors are as named above in the Compensation Committee Report. No member of any such Committee was at any time during the 1998 fiscal year or at any other time an officer or employee of the Company.

     No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EXECUTIVE COMPENSATION

  SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table and accompanying footnotes provide certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer and the next four most highly compensated executive officers for 1998 (the "Named Officers"), in each case for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                         ANNUAL COMPENSATION                  AWARDS/
                             --------------------------------------------    SECURITIES
                                                           OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------  ----   --------   --------   ---------------   ------------   ---------------
John E. Bailye.............  1998   $450,000   $360,000      $      0               0         $164,604
  President and Chief        1997    436,920    160,000        11,766         416,000            5,443
  Executive Officer          1996    425,012          0             0               0            5,402

R. Bruce Savage............  1998    297,500    288,750             0          50,000            8,139
  Executive Vice President   1997    293,977    109,000        11,766         136,000            5,898
  and Chief Operating        1996    282,756          0             0               0            5,898
  Officer

Teresa F. Winslow..........  1998    168,735     79,926       541,895               0            5,408
  Senior Vice President      1997    219,267    235,900         3,138         176,000            5,015
                             1996    172,500     53,400             0          40,000            4,985

George T. Robson...........  1998    284,083    200,000       121,750          80,000            7,064
  Senior Vice President and  1997    200,000    120,000             0         400,000              674
  Chief Financial Officer    1996          0          0             0               0                0

Mark H. Cieplik............  1998    255,004    236,250             0               0              408
  Senior Vice President,     1997    161,062    100,000             0         220,000              148
  Worldwide Sales            1996          0          0             0               0                0

---------------
(1) In the case of Ms. Winslow, such amount for 1998 represents deferred compensation consisting of $86,821 of deferred salary and $455,074 of deferred bonus. In the case of Mr. Robson, such amount for 1998 represents deferred compensation consisting of $21,750 of deferred salary and $100,000 of deferred bonus. In the case of Mr. Bailye, Mr. Savage and Ms. Winslow, respectively, such amounts for 1997 represent the fair market value as of the date of issuance of a stock award granted to each such person.

(2) All other compensation in 1998 includes Group Term Life Insurance premiums of $1,346, $3,139, $408, $3,168 and $408, and the Company's matching portion of the employees 401(k) contributions of $5,000, $5,000, $5,000, $3,896 and $0, for Mr. Bailye, Mr. Savage, Ms. Winslow, Mr. Robson and Mr. Cieplik, respectively. In addition, all other compensation in 1998 for Mr. Bailye also includes $116,908 relating to the forgiveness of the Receivable and $41,350 as payment for the cash value of the tax benefit relating to such Receivable. All other compensation in 1997 includes Group Term Life Insurance premiums of $693, $1,148, $265, $674 and $148, and the Company's matching portion of the employees 401(k) contributions of $4,750, $4,750, $4,750, $0 and $0, for Mr. Bailye, Mr. Savage, Mr. Robson, Mr. Cieplik and Ms. Winslow, respectively. All other compensation in 1996 includes Group Term Life Insurance premiums of $652, $1,148 and $235, and the Company's matching portion of the employee's 401(k) contributions of $4,750, $4,750 and $4,750, for Mr. Bailye, Mr. Savage and Ms. Winslow, respectively. Such amounts under all other compensation previously reported for Mr. Bailye in 1997 and 1996 included life insurance premium payments of $5,120 and $8,550, respectively. The foregoing payments were deemed not to be compensation to Mr. Bailye because such amounts represented key man life insurance premium payments whereby the Company is the beneficiary.

  OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the stock option grants made under the 1997 Stock Plan to each of the Named Officers for the fiscal year ended December 31, 1998. No stock appreciation rights were granted to these individuals during such year.

                                             PERCENTAGE                                 POTENTIAL REALIZABLE
                              NUMBER OF       OF TOTAL                                    VALUE OF ASSUMED
                              SECURITIES      OPTIONS                                          ANNUAL
                              UNDERLYING     GRANTED TO     EXERCISE OR                    RATES OF STOCK
                               OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION    PRICE APPRECIATION
NAME                          GRANTED(1)   FISCAL YEAR(%)   PER SHARE(2)      DATE       FOR OPTION TERM(3)
----                          ----------   --------------   ------------   ----------   ---------------------
                                                                                           5%         10%
                                                                                        --------   ----------
John E. Bailye..............     6,000            *            $11.88        1/2008     $ 44,809   $  113,554
R. Bruce Savage.............     6,000            *             11.88        1/2008       44,809      113,554
                                50,000          4.5             22.72        7/2008      714,424    1,810,491
Teresa F. Winslow...........     6,000            *             11.88        1/2008       44,809      113,554
George T. Robson............    80,000          7.2             15.38        6/2008      773,540    1,960,303
Mark H. Cieplik.............         0            0                 0             0            0            0

---------------
 *  Less than one percent.

(1) In the case of each of Mr. Bailye, Mr. Savage and Ms. Winslow, the options granted to purchase 6,000 shares of Common Stock in January 1998 were granted to each of the Named Officers as quarterly performance awards for the Company's performance in the fourth quarter of 1997. Such options became exercisable on the first anniversary of the date of grant.

(2) All options were granted under the 1997 Stock Plan at fair market value on the date of grant as determined by the Compensation Committee.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are prescribed by rules of the Securities and Exchange Commission and are calculated on the basis of the fair market value of the underlying securities on the date of grant as determined by the Compensation Committee. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level.

     Except as set forth above, each of the options shall become exercisable and vested based upon a four-year vesting schedule with 25% of each option grant vesting on the first four anniversaries of the date of grant, and the underlying shares are subject to cancellation by the Company, to the extent unvested, should the optionee cease employment. The Compensation Committees has the discretion to accelerate the date of exercisability of any portion of any option granted under the 1997 Stock Plan. Each option has a maximum term of ten years.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Officers, information concerning option exercises and option holdings for the fiscal year ended December 31, 1998. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                               OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                               SHARES                             YEAR END(#)              FISCAL YEAR END($)(1)
                            ACQUIRED ON        VALUE      ---------------------------   ---------------------------
NAME                        EXERCISE(#)     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       --------------   -----------   -----------   -------------   -----------   -------------
John E. Bailye...........           0                0       16,000        406,000      $  264,251     $6,216,082
R. Bruce Savage..........      62,500        1,446,903      196,500        146,000       4,320,694      1,752,881
Teresa F. Winslow........      30,000          309,221       74,500        148,000       1,510,987      2,857,564
George T. Robson.........      72,500        1,207,648       27,500        380,000         522,500      6,467,504
Mark H. Cieplik..........      30,000          483,349       25,000        165,000         464,845      3,067,977

---------------
(1) Calculated on the basis of the closing price of the Common Stock at December 31, 1998 of $24.97 per share, less the per share exercise price.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

  EMPLOYMENT AGREEMENT WITH JOHN E. BAILYE

     The Company has entered into an Employment Agreement with John E. Bailye (the "Bailye Employment Agreement"), which names Mr. Bailye as the President and Chief Executive Officer of the Company. Pursuant to the Bailye Employment Agreement, Mr. Bailye's annual base salary is $450,000 per year (for 1998), to be increased each year in accordance with the increase in the consumer price index (All-items portion, for Urban Consumers (CPI-U), as published by the U.S. Bureau of Labor Statistics).

     At a minimum of once every two years (but in no event more than once every year) the Compensation Committee will review Mr. Bailye's annual base salary in the light of the performance of the Company and evaluate whether it should consider any adjustment in Mr. Bailye's annual base salary in addition to any CPI adjustment to which he may be entitled. In addition to his base salary, the Compensation Committee, in its discretion, shall pay Mr. Bailye a bonus which is generally envisaged to be fifty percent (50%) of Mr. Bailye's annual base salary for the year. Under his agreement, Mr. Bailye is entitled to the fringe benefits generally made available to employees of the Company from time to time and shall be entitled to four weeks annual vacation, which may be carried forward from year to year, provided that any accumulated vacation in excess of eight weeks shall be forfeited.

     The Bailye Employment Agreement has an initial term continuing through December 31, 1999 (the "Term"). Upon December 31 of each year during the Term, the Term shall automatically be continued for an additional year unless, prior to such December 31, either party gives written notice to the other party that the Term will not be extended. In addition, upon a Change in Control (as defined), the remaining Term shall, if less than two years at such date, be extended automatically to continue for at least two years following such Change in Control. Notwithstanding its stated term, (i) either party may terminate the Bailye Employment Agreement for any reason whatsoever by providing the other party with certain advance written notice, and (ii) the Board of Directors of the Company may terminate the Bailye Employment Agreement for (A) any gross misconduct or gross neglect on Mr. Bailye's part with respect to his duties under the agreement which gross misconduct or gross neglect has or is likely to have a material adverse effect upon the business of the Company, provided, however, that Mr. Bailye's good faith exercise of his business judgment in executing his duties under the agreement does not constitute Cause (as defined) thereunder, or (B) the indictment of Mr. Bailye for a felony which relates to his duties under the agreement or has or is likely to have a material adverse effect on the business of the Company, provided, that, if Mr. Bailye ultimately is not convicted of, or does not plead guilty or nolo contendere to, such felony, Mr. Bailye's termination of employment shall be treated retroactively as a termination by the Company without cause and he shall be entitled to severance under the agreement. The Bailye Employment Agreement shall terminate automatically in the event of the death or Disability (as defined) of Mr. Bailye.

     In the event that (i) the Company terminates Mr. Bailye's employment for any reason other than Cause or Disability, or as a result of Mr. Bailye's death, or (ii) by Mr. Bailye for Good Reason (as defined), Mr. Bailye shall be entitled to receive severance payments in the aggregate amount equal to the sum of (A) the annual rate of his base salary in effect as of the date of termination (not taking into account any reductions which would constitute Good Reason) and (B) the average of the total annual bonus compensation earned by him during the three completed fiscal years of the Company immediately preceding his date of termination, divided by twelve (12), and multiplied by the number of full and fractional months remaining in the Term as of his date of termination. Such severance payments shall be paid by the Company in cash in consecutive equal monthly payments commencing no later than thirty (30) days after the effective date of the termination of Mr. Bailye's employment for a period through the remainder of the Term as of the date of termination.

     In the event that, during the Term and within the two-year period following a Change in Control, Mr. Bailye's employment is terminated by (i) the Company for any reason other than Cause or Disability, or as a result of Mr. Bailye's death, or (ii) Mr. Bailye for Good Reason, Mr. Bailye shall be entitled to receive severance payments in the aggregate amount equal to three (3) times the sum of (A) the annual rate of his base salary in effect as of the date of termination (not taking into account any reductions which would constitute Good Reason) and (B) the highest annual bonus compensation earned by him during the three (3) completed fiscal years of the Company immediately preceding his date of termination. Such severance payments shall be paid by the Company in a lump sum in cash.

     In the event that the Company provides Mr. Bailye with written notice that it is not extending the Term, the Compensation Committee shall determine, in its sole discretion, the amount of any severance payments to be made to Mr. Bailye, which amount shall be determined as of Mr. Bailye's date of termination in accordance with what is usual and customary for companies of comparable size operating in a similar industry as the Company as it exists as of the effective date of termination and which is appropriate for Mr. Bailye's employment position with the Company.

     During the period of his employment with the Company and for a period of two (2) years following any voluntary termination by him (other than a termination for Good Reason) or any termination by the Company for Cause, Mr. Bailye is prohibited, whether directly or indirectly, in any U.S. state or foreign country where the Company is doing business at the time of Mr. Bailye's termination, from (i) engaging in any venture or activity in competition with the business of the Company or its affiliates, or any business that the Company may establish that it will likely conduct within one year of Mr. Bailye's departure; (ii) soliciting for any venture or activity in competition with the businesses conducted by the Company or its affiliates any customers who were customers within one year of Mr. Bailye's departure or soliciting, whether directly or indirectly, such customers to reduce their business with the Company or its affiliates; or (iii) inducing or attempting to influence any employee of the Company or its affiliates employed on the effective date of Mr. Bailye's termination, or within six months prior to such termination, to terminate his or her employment with the Company. In the event the Company terminates Mr. Bailye's employment without Cause (or elects not to extend Mr. Bailye's employment) or Mr. Bailye terminates his employment for Good Reason, the restrictive covenants described above shall apply for a period of six (6) months following Mr. Bailye's date of termination.

     The Bailye Employment Agreement may not be assigned by either party other than by the Company in connection with certain business combinations and is enforceable in accordance with the laws of the State of New Jersey.

  OTHER EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (each, an "Employment Agreement") with each of R. Bruce Savage, Teresa F. Winslow, George T. Robson and Mark H. Cieplik. Except for Mr. Savage, the Company employs such persons as at-will employees, and each Employment Agreement may be terminated at any time for any reason by the Company or by the employee. Mr. Savage will be deemed an at-will employee after July 24, 2000. Each Employment Agreement provides for annual vacation and such fringe benefits as are generally made available to employees of the Company.

     Mr. Savage's Employment Agreement provides for an annual base salary of $297,500 (for 1998), to be increased each year in accordance with the increase in the consumer price index (All-items portion, for Urban Consumers (CPI-U), as published by the U.S. Bureau of Labor Statistics). In addition to his base salary, Mr. Savage is eligible to receive an annual bonus of not less than 30% of his annual base salary for the year, provided that (i) the Company achieves certain goals and objectives and (ii) Mr. Savage is employed by the Company at the end of any such year. Upon execution of his Employment Agreement, Mr. Savage was granted options to purchase 80,000 shares of Common Stock. Such options were granted at the fair market value of the underlying shares of Common Stock and are subject to a four-year vesting schedule. Upon the first anniversary of his Employment Agreement, Mr. Savage shall receive an additional grant of options to purchase 50,000 shares of Common Stock provided that he is employed by the Company on such date. The price for such options will be determined by the Compensation Committee and will be subject to a four-year vesting schedule. Notwithstanding the foregoing, in the event of (i) a Change of Control (as defined), if Mr. Savage is not retained in a similar position or if no similar position is offered to Mr. Savage following a Change of Control, or (ii) the termination of Mr. Savage's employment by the Company without Cause (as defined), all of Mr. Savage's options owned by him at the time of such event shall immediately vest.

     In the event that the Company terminates Mr. Savage's employment for any reason other than death, Cause or Disability (as defined) prior to July 24, 2000, Mr. Savage shall be entitled to receive severance payments totaling twenty-four (24) months base salary (calculated at a rate of base salary then being paid to Mr. Savage as of the date of termination) and, solely for the calendar year in which Mr. Savage is terminated, a pro rata portion of the bonus that Mr. Savage would have otherwise been entitled to had he been employed by the Company for the entire year in which he was terminated, the amount of any such bonus corresponding to the portion of the year to have elapsed through the termination date. Such severance payments in respect of base salary shall be paid in twenty-four (24) consecutive equal monthly payments commencing not later than thirty (30) days after the effective date of the termination of Mr. Savage's employment. Any pro rata bonus payment shall be paid by the Company in a lump sum within sixty (60) days of the date of termination.

     In the event that the Company terminates Mr. Savage's employment for any reason other than death, Cause or Disability on or after July 24, 2000, Mr. Savage shall be entitled to receive severance payments totaling twelve (12) months base salary (calculated at a rate of base salary then being paid to Mr. Savage as of the date of termination) and, solely for the calendar year in which Mr. Savage is terminated, a pro rata portion of the bonus that Mr. Savage would have otherwise been entitled to had he been employed by the Company for the entire year in which he was terminated, the amount of any such bonus corresponding to the portion of the year to have elapsed through the termination date. Such severance payments in respect of base salary shall be paid in twelve
(12) consecutive equal monthly payments commencing not later than thirty (30) days after the effective date of the termination of Mr. Savage's employment. Any pro rata bonus payment shall be paid by the Company in a lump sum within sixty
(60) days of the date of termination.

     Ms. Winslow's Employment Agreement provides for an initial starting salary of $110,000 to be reviewed at least annually and to be adjusted based on performance. In addition to her base salary, Ms. Winslow is eligible to receive a bonus of at least thirty percent (30%) of her base salary payable on terms and conditions agreed between Ms. Winslow and the Company.

     Mr. Robson's Employment Agreement provides for an annual base salary of $300,000, to be adjusted annually in the discretion of the Compensation Committee. In addition to his base salary, commencing on the completion of the third fiscal quarter of 1997, Mr. Robson is eligible to receive a target quarterly bonus of $50,000 per quarter, provided that Mr. Robson is employed by the Company at the end of any such quarter. Mr. Robson's target bonus may be increased or decreased based upon the Company's performance against its current year financial objectives. The maximum bonus which Mr. Robson may receive is 200% of his target bonus and his minimum bonus is $0. Mr. Robson was also granted options to purchase 400,000 shares of Common Stock. Such options were granted at the fair market value of the underlying shares of Common Stock and are subject to a four-year vesting schedule. Mr. Robson is also entitled to receive options to purchase 80,000 and 50,000 shares of Common Stock, respectively, on each of the first and second anniversary date of his Employment Agreement. The price of such options will be determined by the Compensation Committee and will be subject to a four-year vesting schedule. Notwithstanding the foregoing, in the event of a Change of Control (as defined), if Mr. Robson is not retained in a similar position or if no similar position is offered to Mr. Robson following a Change of Control, all of Mr. Robson's options owned by him at the time of such event shall immediately vest.

     In the event that the Company terminates Mr. Robson's employment for any reason other than death, Cause (as defined) or Disability (as defined), Mr. Robson shall be entitled to receive severance payments totaling his annual base salary. Such severance payments shall be paid in twelve (12) consecutive equal monthly payments commencing not later than thirty (30) days after the effective date of the termination of Mr. Robson's employment.

     Mr. Cieplik's Employment Agreement provides for an annual base salary of $250,000, to be adjusted annually in the discretion of the Compensation Committee. In addition to his base salary, commencing on the completion of the third fiscal quarter of 1997, Mr. Cieplik is eligible to receive a target quarterly bonus of $50,000 per quarter, provided that Mr. Cieplik is employed by the Company at the end of any such quarter. Mr. Cieplik's target bonus may be increased or decreased based upon the Company's performance against its current year financial objectives. The maximum bonus which Mr. Cieplik may receive is 200% of his target bonus and his minimum bonus is $0. Mr. Cieplik was also granted options to purchase 220,000 shares of Common Stock. Such options were granted at the fair market value of the underlying shares of Common Stock and are subject to a four-year vesting schedule.

     In the event that the Company terminates Mr. Cieplik's employment for any reason other than death, Cause (as defined) or Disability (as defined), Mr. Cieplik shall be entitled to receive severance payments totaling six (6) months Compensation (as defined) (calculated at the rate of Compensation then being paid to Mr. Cieplik). Such severance payments shall be paid in six (6) consecutive equal monthly payments commencing not later than thirty (30) days after the effective date of the termination of Mr. Cieplik's employment. In the event such termination occurs on or before June 8, 1999, Mr. Cieplik shall be entitled to receive severance payments totaling twelve (12) months Compensation (calculated at the rate of Compensation then being paid to Mr. Cieplik). Such severance payments shall be paid in twelve (12) consecutive equal monthly payments commencing not later than thirty (30) days after the effective date of the termination of Mr. Cieplik's employment.

     The Company may terminate the Employment Agreements of each of Mr. Savage, Mr. Robson and Mr. Cieplik for (i) any gross misconduct on such employee's part with respect to his duties under his respective agreement, (ii) the engaging by such employee in an indictable offense which relates to his duties under his respective agreement or which is likely to have a material adverse effect on the business of the Company, (iii) the commission by such employee of any willful or intentional act which injures in a material respect or could reasonably be expected to injure in any material respect the reputation, business or business relationships of the Company, or (iv) the engaging by such employee through gross negligence in conduct which injures materially or could reasonably be expected to injure materially the business or reputation of the Company. Each such Employment Agreement shall terminate automatically in the event of the death or Disability of such employee.

     Each Employment Agreement restricts the respective employee from disclosing any confidential information of the Company, or any confidential information of the Company's clients, customers or suppliers to any person without the prior written consent of the Company or the client, customer or supplier, as the case may be. Each Employment Agreement, other than Ms. Winslow's, also provides that for a period of two years following termination of employment, with or without cause, each employee is prohibited from (i) performing services that compete with the businesses conducted by the Company or any of its affiliates or rendering services to any organization or entity which competes with the business or businesses conducted by the Company or any of its affiliates anywhere in the United States or elsewhere where the Company or any of its affiliates do business, or any business or businesses that the Company or any of its affiliates may establish that it will likely conduct within one year (or, in the case of Ms. Winslow, six months) following the date of such employee's termination; (ii) soliciting any customers or potential customers of the Company with whom the employee had contact while employed by the Company or who was a customer of the Company at any time during the two years immediately before the employee's termination; (iii) requesting that any of the Company's customers or suppliers discontinue doing business with the Company; (iv) knowingly taking any action that would disparage the Company or be to its disadvantage; or (v) employing or attempting to employ or assisting anyone else to employ any employee or contractor of the Company to terminate their employment or engagement with the Company. Ms. Winslow's Employment Agreement is substantially similar to the other Employment Agreements, except that the term of her noncompetition covenant is three years, not two. In addition, in consideration for such noncompetition covenant, the Company has agreed to pay Ms. Winslow one year's base salary at the Company's discretion, to be paid in equal monthly installments over two years, except that such payments shall be discontinued if Ms. Winslow becomes employed during such period.

     The four Employment Agreements are not assignable by either party, except that the Company may assign its rights to any affiliated or successor entity. The Employment Agreements are enforceable in accordance with the laws of the State of New Jersey.

                         COMMON STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on June 30, 1995, the first day of public trading in the Common Stock along with the composite prices of companies listed in the Nasdaq Stock Market-US Index and the Hambrecht & Quist Technology Index.

             COMPARISON OF 42 MONTH CUMULATIVE TOTAL RETURN* (1)(2)
                      AMONG DENDRITE INTERNATIONAL, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

[CUMULATIVE TOTAL RETURN PERFORMANCE GRAPH]

                                                        DENDRITE                  NASDAQ STOCK              HAMBRECHT & QUIST
                                                   INTERNATIONAL, INC.            MARKET (U.S.)                TECHNOLOGY
                                                   -------------------            -------------             -----------------
Jun 95                                                     100                         100                         100
Dec 95                                                     112                         113                         107
Dec 96                                                      51                         139                         133
Dec 97                                                     120                         171                         156
Dec 98                                                     310                         241                         243

          * $100 INVESTED ON 6/30/95 IN STOCK OR INDEX-
          INCLUDING REINVESTMENT OF DIVIDENDS
          FISCAL YEAR ENDING DECEMBER 31.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Common Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.
---------------
(1) The Company's fiscal year ended on December 31, 1998.

(2) No cash dividends have been declared on the Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board is asking the shareholders of the Company to ratify its appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. The Board wishes to receive the majority of the votes cast at the Annual Meeting to ratify the selection of Arthur Andersen LLP.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection, but may elect to retain Arthur Andersen LLP nevertheless. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

     Arthur Andersen LLP has audited the Company's financial statements annually since fiscal year 1993. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 PROPOSAL NO. 3

                  APPROVAL OF AMENDMENT TO THE 1997 STOCK PLAN

     The 1997 Stock Plan was adopted by the Board of Directors and shareholders on July 24, 1997 and May 19, 1998, respectively, and authorizes the grant of "incentive stock options" (within the meaning of Section 422 of the Code, non-qualified stock options, and stock awards based on the value of the Company's Common Stock. No more than 2,500,000 shares of Common Stock (subject to adjustment) are presently available for grant under the 1997 Stock Plan.

     Shareholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1997 Stock Plan to increase the maximum number of shares of Common Stock available for issuance under the 1997 Stock Plan from 2,500,000 shares to 4,000,000 shares.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees, non-employee directors and consultants with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

     Even though the 1997 Stock Plan by its terms does not require shareholder approval for the Amendment to be adopted, the Board of Directors is seeking that approval for several reasons. First, the additional options which may be granted under the 1997 Stock Plan following adoption of the Amendment will not be considered "incentive stock options" or "ISOs" for federal income tax purposes unless shareholder approval has been obtained within twelve months from the adoption of the Amendment by the Board of Directors. If shareholder approval is not obtained, then the options will be treated as non-qualified stock options. The Board of Directors believes it is in the Company's best interests to permit option holders to take advantage of the more favorable tax treatment given to ISOs (as discussed below).

     The Company is also seeking shareholder approval for the Amendment so that all income attributable to the exercise of such additional options will qualify as performance-based compensation under Section 162(m) of the Code. Income realized upon exercise of options granted under the 1997 Stock Plan subsequent to shareholder approval in May 1998 may qualify as performance-based compensation under Section 162(m) of the Code. Accordingly, the Company may be able to deduct ordinary income realized by the Covered

Employees in excess of $1,000,000. For purposes of this limit, all ordinary income realized upon exercise of options previously granted under the 1997 Stock Plan will be counted.

     As of April 1, 1999, options to purchase 2,472,579 Common Shares have been granted under the 1997 Stock Plan at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, including grants to officers and directors of the Company as set forth in the table below:

                                                                                WEIGHTED
                                                            NUMBER OF       AVERAGE EXERCISE
NAME AND TITLE                                           OPTIONS GRANTED         PRICE
--------------                                           ---------------    ----------------
John Bailye, President, Chief Executive Officer and
  Director.............................................       418,000            $ 9.65
Bernard H. Goldsmith, Director.........................        80,000             10.05
Paul A. Margolis, Director.............................        80,000             10.05
John H. Martinson, Director............................        80,000             10.05
Edward J. Kfoury, Director.............................       104,000              9.92
Terence M. Osborne, Director...........................        42,000             21.00
R. Bruce Savage, Executive Vice President and Chief
  Operating Officer....................................       148,000             14.03
Teresa F. Winslow, Senior Vice President...............        18,000             10.31
George T. Robson, Executive Vice President and Chief
  Financial Officer....................................        80,000             15.38
Mark H. Cieplik, Senior Vice President, Worldwide
  Sales................................................             0                 0
All current executive officers as a group (8
  persons).............................................       894,000             10.95
All current Directors who are not executive officers as
  a group (5 persons)..................................       386,000             11.20
All employees, including all current officers who are
  not executive officers as a group (492 persons)......     1,192,579             14.87

     --------------------

     Whether or not shareholder approval of the 1997 Stock Plan is obtained, options previously granted pursuant to the 1997 Stock Plan will remain valid and outstanding.

     The purpose of the 1997 Stock Plan is to enhance the ability of the Company to attract and retain employees, directors, and consultants of outstanding ability and to provide them with an interest in the Company parallel to that of the shareholders. The 1997 Stock Plan authorizes the grant of incentives in the form of stock options to officers, other key employees, consultants and non-employee directors and stock awards based on the value of Common Stock to employees. The Compensation Committee administers the Plan. As of April 1, 1999, there were approximately 505 employees and non-employee directors who have received stock options. No other form of stock awards have been granted. Because future participation in the 1997 Stock Plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the 1997 Stock Plan.

     The Compensation Committee may grant options under the 1997 Stock Plan to eligible employees, consultants and directors selected by the Compensation Committee. No employee may be granted in any year options to purchase more than 1,000,000 shares of Common Stock. The options may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The Compensation Committee is to establish the option price at the time that each option is granted. Options granted under the 1997 Stock Plan may be exercised at such time as is determined by the Compensation Committee, but not more than 10 years from their date of grant.

     Options may not be transferred except by will or the laws of descent and distribution, except that the Compensation Committee may permit non-qualified stock options to be transferred to members of the holder's immediate family or trusts, partnerships or limited liability companies established for such family members.

     Under the 1997 Stock Plan, non-qualified 10-year stock options to purchase 30,000 shares of Common Stock are granted automatically to each Director of the Company who is not an employee of the Company on the date the Director first becomes a Director. On the third anniversary of the initial grant of options and on each succeeding anniversary thereafter, an additional option to purchase 10,000 shares is granted. The option price is the fair market value of the Common Stock on the date of grant and each option becomes exercisable one year from the date of grant.

     In the event of a Change in Control (as defined in the 1997 Stock Plan) of the Company, any option will become vested and exercisable in full and all restrictions or conditions, if any, on other stock awards will automatically lapse.

     If an option holder engages in certain activity which is harmful to the Company, all outstanding and unexercised options may be canceled and terminated. In addition, such option holders may have to reimburse the Company for any gain realized upon exercise of options within one year of the harmful behavior. This forfeiture and repayment provision will not apply following a Change in Control.

     The Board of Directors may amend, suspend or terminate the 1997 Stock Plan at any time, but no amendment may adversely affect the rights of any person in connection with an award previously granted. In addition, no amendment to the 1997 Stock Plan may be made without subsequent shareholder approval if such approval is required under any applicable law, regulation or stock exchange rule.

     The 1997 Stock Plan became effective upon adoption by the Board and will have a term of 10 years from its effective date.

     The following is a general summary of the federal income tax consequences of the grant and exercise of options under the Plan. This summary is not intended to provide tax advice to recipients and holders of awards.

     Generally, the grant of options does not result in taxable income to the option holder and the Company is not entitled to a corresponding deduction from its income taxes.

     In the case of ISOs, generally there will be no taxable income for the option holder upon exercise. In addition, if the option holder does not dispose of the shares acquired upon exercise of the ISO until the later of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), any gain or loss realized by the option holder upon disposition will be taxed as long-term capital gain or loss, as the case may be. The Company will not be entitled to a tax deduction upon the grant or exercise of ISOs or the disposition of ISO shares. However, if a disqualifying disposition occurs, then the option holder will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disqualifying disposition) over the exercise price thereof. The Company will be entitled to deduct an amount equal to the ordinary income realized by the option holder upon a disqualifying disposition.

     With respect to non-qualified stock options, the option holder will realize ordinary income equal to the difference between the fair market value of the option shares upon exercise over the exercise price thereof. The Company will be entitled to a corresponding deduction in an amount equal to the amount of ordinary income realized by the option holder. Upon the subsequent disposition of the option shares, any gain (loss) will be taxed as short-term or long-term capital gain (loss), as the case may be.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

                                 PROPOSAL NO. 4

               REAPPROVAL OF THE 1992 STOCK PLAN AND THE ISO PLAN

     On January 21, 1992 and October 21, 1992, the shareholders and Board of Directors of the Company approved and adopted the 1992 Stock Plan and the ISO Plan, respectively.

     Section 162(m) of the Code provides that no deduction shall be allowed for "Applicable Employee Remuneration" with respect to Covered Employees to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1,000,000. The term Applicable Employee Remuneration excludes from its definition compensation which is payable on account of the attainment of one or more performance goals; but only if: (i) the performance goals are determined by a compensation committee of the board of directors of the company which is comprised solely of 2 or more outside directors, (ii) the material terms under which the compensation is to be paid, including performance goals, are disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such remuneration, and (iii) before any remuneration is paid, the compensation committee referred to above certifies that the performance goals and any other material terms were in fact satisfied. Furthermore, Section 162(m) of the Code requires that such option plans define a maximum number of options that may be granted to any employee in any calendar year in order to meet the requirements for exclusion from consideration of non-deductibility. Accordingly, on April 14, 1999, the Board of Directors amended each of the 1992 Stock Plan and the ISO Plan to provide that no employee shall be granted in any calendar year options to purchase more than 500,000 shares of Common Stock.

     Therefore, in order for the compensation paid to certain of the Covered Employees to be eligible to be deducted by the Company, shareholders are being asked to reapprove the 1992 Stock Plan and the ISO Plan pursuant to Section 162(m) of the Code.

     Set forth below is a summary of each of the 1992 Stock Plan and the ISO Plan. These summaries are qualified in their entirety by the actual terms of the 1992 Stock Plan and the ISO Plan, copies of which are attached hereto as Exhibit A and Exhibit B, respectively.

1992 STOCK PLAN

     The 1992 Stock Plan is intended to provide incentives: (a) to the officers and other employees of the Company and its subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted under the Stock Plan which qualify as ISOs under Section 422(b) of the Code; (b) to directors, officers, employees and consultants of the Company and its subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to non-qualified stock options granted under the 1992 Stock Plan which do not qualify as ISOs (ISOs and non-qualified stock options being referred to as "Options"); (c) to directors, officers, employees and consultants of the Company and its subsidiaries by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and its subsidiaries by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Approximately 770 persons were eligible to receive grants of Options, Awards and Purchases during the fiscal year ended December 31, 1998. However, no additional shares of Common Stock are currently available for issuance under the 1992 Stock Plan.

     The 1992 Stock Plan is administered by the Compensation Committee which currently consists of Messrs. Kfoury and Osborne, each of whom are members of the Board of Directors. The Compensation Committee has the authority to determine the individuals associated with the Company and its subsidiaries from among the class of individuals eligible, to whom Options, Awards and authorizations to make Purchases may be granted in accordance with the terms of the 1992 Stock Plan.

     Either authorized but unissued shares of Common Stock of the Company or shares of the Common Stock reacquired by the Company in any manner and eligible for reissuance can be issued under the 1992 Stock Plan. Although 2,400,000 shares of Common Stock have been reserved for issuance under the 1992

Stock Plan, no additional shares of Common Stock are currently available under the 1992 Stock Plan. If any Option granted under the 1992 Stock Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, or if the Company reacquires any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company are again available for grants under the 1992 Stock Plan, Grants of Options, Awards or Purchases can be made under the 1992 Stock Plan at any time on or after January 21, 1992 and prior to January 20, 2002.

     OPTIONS. Non-qualified stock options may be granted at an option price per share no less than the lesser of (a) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the grant date and (b) the fair market value per share of Common Stock on the grant date. ISOs must be granted at an option price per share not less than the fair market value per share of Common Stock on the grant date. To date, all Options (and rights to make Purchases) have been granted at fair market value. The Compensation Committee determines the exercise schedule of Options and, in its discretion, may accelerate such exercisability. If an optionee ceases to be employed by the Company or a subsidiary other than by reason of death or disability, no further installments of his Options shall generally become exercisable, and his Options shall terminate after the passage of ninety (90) days from the date of termination of his employment. Upon the occurrence of certain events such as stock dividends and stock splits, consolidations or mergers, an optionee's rights with respect to Options granted to him are to be adjusted as provided in the 1992 Stock Plan.

     At the written request of any optionee, the Compensation Committee may, in its discretion, take such action as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into non-qualified stock options at any time prior to the expiration of such ISOs.

     LONG-TERM INCENTIVE PLAN. Under the 1992 Stock Plan, on July 1 of each year, the Company awards shares of Common Stock (the "Anniversary Shares") to each employee who has attained at least five years of employment and who has not already received the Anniversary Shares. A total of 57,200 shares of Common Stock have been issued under this Long-Term Incentive Plan.

     EMPLOYEE STOCK PURCHASE PLANS. On October 15, 1993, the Board of Directors of the Company established the Dendrite International, Inc. Employee Stock Purchase Plan (the "1994 ESPP") under the 1992 Stock Plan to enable eligible employees to purchase Common Stock at three one-year intervals in 1994, 1995 and 1996. The 1994 ESPP became effective January 1, 1994 and was open at any given stock purchase date to any employee of the Company or a subsidiary who had completed two (2) years of full-time employment on or before such stock purchase date. The Board of Directors determined that 300,000 of the 1,400,000 shares set aside for the 1992 Stock Plan were to be allocated to the 1994 ESPP. The shares would be available in increments of 100,000 shares per year or, if required, in such greater number as the Board of Directors determined until all allocated shares were exhausted. An eligible employee was entitled to purchase common stock having a value not exceeding the lesser of (a) ten (10%) percent of his annual salary in effect on the stock purchase date or (b) $20,000. In 1994, the Board expanded the 1994 ESPP to make 160,000 shares available, of which 148,820 shares were purchased at the fair market value of the Common Stock of the Company.

     On February 14, 1995, the Board of Directors terminated the 1994 ESPP and adopted and ratified a new Employee Stock Purchase Plan, which permits purchases of Common Stock in 1995 and 1996 (the "1995 ESPP"). The 1995 ESPP expanded the definition of eligible participants used in the 1994 ESPP to include not only full-time employees with two (2) years of service, but to also include part-time employees with five (5) years of service with the Company. For the 1995 ESPP, the balance of 151,180 shares not purchased under the 1994 ESPP were made available for purchase, of which 123,534 shares were purchased at the fair market value of the Common Stock. The 1995 ESPP was terminated at the time of consummation of the Company's initial public offering.

     Future benefits under the 1992 Stock Plan are not currently determinable. For additional information regarding grants and exercises of Options during the fiscal year ended December 31, 1998, see "EXECUTIVE COMPENSATION AND RELATED INFORMATION -- Executive Compensation."

     If the shares are disposed of pursuant to a disqualifying disposition, any gain realized on such disposition is treated as ordinary income to the extent of the lesser of (a) the excess of the fair market value of such shares at the time of exercise over the aggregate option price or (b) the excess of the amount realized on the disposition over the aggregate option price (and the Company or its subsidiaries will be entitled to a deduction for Federal income tax purposes in an equal amount). Generally, if an ISO is exercised by the optionee more than three months after termination of employment the tax consequences are the same as described above for non-qualified stock options. Certain additional special rules may apply if the Option price for an Option is paid for in shares previously owned by the optionee rather than in cash or if the optionee is subject to Section 16 of the Exchange Act.

ISO PLAN

     The ISO Plan is intended to provide incentives to the senior management of the Company, and is a qualified stock option plan under Section 422(b) of the Code. Under this Plan, ISOs may be granted to any senior manager of the Company or any subsidiary. For purposes of the ISO Plan, a senior manager includes (a) any employee in the United States or Japan who holds the position of corporate executive or senior director and (b) any employee in Europe who holds the position of country manager or European regional manager. Approximately 770 persons were eligible to receive ISOs during the fiscal year ended December 31, 1998. However, no additional shares of Common Stock are currently available for issuance under the ISO Plan.

     The ISO Plan is administered by the Compensation Committee which currently consists of Messrs. Kfoury and Osborne, each of whom is a member of the Board of Directors. The granting of ISOs to an individual is at the discretion of the Compensation Committee. Either authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner and eligible for reissuance can be issued under the ISO Plan. Although 800,000 shares of Common Stock have been reserved for issuance pursuant to the ISO Plan, subject to adjustment as set forth in the ISO Plan, no additional shares of Common Stock are currently available under the ISO Plan. The exercise price per share for each ISO granted under the ISO Plan is not less than the fair market value per share of Common Stock on the date of grant. The Compensation Committee determines the exercise schedule of ISOs and, in its discretion, may accelerate such exercisability.

     If the holder of ISOs ceases to be employed by the Company (or a subsidiary), other than by reason of death or disability, no further installments of his ISO become exercisable and his vested ISOs terminate unless exercised before the passage of 90 days from the date of termination of his employment. In the case of disability or death, the ISO holder or his legal representative, as the case may be, has 180 days to exercise all vested ISOs. The ISO Plan contains detailed provisions concerning adjustment to ISOs in the case of certain corporate events including, stock dividends and stock splits, consolidations or mergers, and recapitalizations or reorganizations.

     Future benefits under the ISO Plan are not currently determinable. For additional information regarding grants and exercises of ISOs during the fiscal year ended December 31, 1998, see "EXECUTIVE COMPENSATION AND RELATED INFORMATION -- Executive Compensation."

     FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 STOCK PLAN. The Federal income tax consequences with respect to Options granted under the 1992 Stock Plan are as follows:

     NON-QUALIFIED OPTIONS. When an optionee exercises a non-qualified stock option, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be ordinary income to the optionee, and will be allowed as a deduction for Federal income tax purposes to the Company or its subsidiaries.

     INCENTIVE STOCK OPTIONS. When an optionee exercises an ISO while employed by the Company or a subsidiary or within the three month period after termination of employment (other than terminations on account of death or disability), no ordinary income will be recognized by the optionee at the time but the excess of the fair market value of the shares acquired by such exercise over the option price will be an adjustment to taxable income for purposes of the Federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than one year after the date of transfer and two years after the date of grant, the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain but neither the Company nor any of its subsidiaries will be entitled to any tax deductions with respect to such gain.

     FEDERAL INCOME TAX CONSEQUENCES OF THE ISO PLAN. The Federal income tax consequences with respect to ISOs granted under the ISO Plan are as follows:

     When an optionee exercises an ISO while employed by the Company or a subsidiary or within the three-month period after termination of employment (other than terminations on account of death or disability) no ordinary income will be recognized by the optionee at the time but the excess of the fair market value of the shares acquired by such exercise over the option price will be an adjustment to taxable income for purposes of the Federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than one year after the date of transfer and two years after the date of grant, the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain but neither the Company nor any of its subsidiaries will be entitled to any tax deductions with respect to such gain. If the shares are disposed of prior to such date (a "disqualifying disposition"), any gain realized on such disposition is treated as ordinary income to the extent of the lesser of (a) the excess of the fair market value of such shares at the time of exercise over the aggregate option price or (b) the excess of the amount realized on the disposition over the aggregate option price (and the Company or its subsidiary will be entitled to a deduction for Federal income tax purposes in a like amount). Generally, if an ISO is exercised by the optionee more than three months after termination of employment, the tax consequences are the same as described above for Non-Qualified Options (See
"-- 1992 Stock Plan").

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, the Company's directors, officers, and any person holding more than ten percent of the Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Except as set forth below, based upon (i) the copies of the Section 16(a) reports that the Company received from such persons for their 1998 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 1998 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such directors, officers, and ten percent beneficial owners.

     The Company is aware that John E. Bailye, Chairman of the Board, President and Chief Executive Officer of the Company, filed a Form 4 with the SEC on January 10, 1999. The Company believes that such Form 4 should have been filed no later than October 10, 1998.

                 SHAREHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the 2000 Annual Meeting of Shareholders currently expected to be held on or about May 16, 2000 must be received by the Company at its principal executive offices no later than December 17, 1999 and must be in compliance with applicable SEC regulations, in order to be included in the proxy statement and related proxy materials.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO DENDRITE INTERNATIONAL, INC., 1200 MOUNT KEMBLE AVENUE, MORRISTOWN, NEW JERSEY 07960-6797, ATTN: CHRISTOPHER J. FRENCH, SECRETARY.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Christopher J. French
                                          Christopher J. French
                                          Secretary

                                                                       EXHIBIT A

                          DENDRITE INTERNATIONAL, INC.

                                1992 STOCK PLAN
                       AS AMENDED THROUGH APRIL 14, 1999

     1. PURPOSE. This 1992 Stock Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Dendrite International, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-qualified Options") (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2.  ADMINISTRATION OF THE PLAN.

          A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer this Plan. However, at least two members of the Committee appointed by the Board to administer the Plan and to perform the functions set forth herein must be "outside directors" within the meaning of Section 162(m) of the Code. If the Committee has been so appointed, no member of the Committee, while a member, shall be eligible to participate in the Plan. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporation (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the Option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase Options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and place as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with paragraph 2(D), if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of the Stock Rights.

          D. COMPLIANCE WITH FEDERAL SECURITIES LAWS. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any grant of Stock Rights to a member of the Board (made at any time from the effective date of such registration until six months after the termination of such registration) must be approved by a majority vote of the Committee; provided, however, that the Committee shall consist of two or more directors, each of whom is a disinterested person, i.e., a director who is not, during the one year prior to service as an administrator of the Plan, eligible to be granted or awarded Options or equity securities pursuant to the Plan or any other plan of the Company or a Related Company.

     3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to an employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, no par value per share (the "Common Stock"), or shares of the Common Stock reacquired by the Company in any manner. The aggregate number of shares, on a post-split adjusted basis, which may be issued pursuant to Stock Rights under the Plan is 2,400,000, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or authorizations to Purchase, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. Subject to adjustment as provided in paragraph 13, no employee shall be granted in any calendar year Options to purchase more than 500,000 shares of Common Stock, on a post-split adjusted basis.

     5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after January 21, 1992 and prior to January 20, 2002. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.

          A. PRICE FOR NON-QUALIFIED OPTIONS. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less that the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the company immediately preceding the date of such grant, or (ii) fifty percent (50%) of the fair market value per share of Common Stock on the date of such grant.

          B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

          C. $100,000 ANNUAL LIMITATION ON ISOS. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

          D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which prices or quotes are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, which date shall be no more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs other than those ISOs described in clause (iii), and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISO's granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  DEATH; DISABILITY.

          A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

          B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     11. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him.

     12.  TERMS AND CONDITIONS OF OPTIONS.

          A. GENERAL TERMS AND CONDITIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISO's, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

          B. SPECIAL TERMS AND CONDITIONS. Without limiting the generality of paragraph 12(A), the Committee may include in any such instrument described in paragraph 12(A) one or more of the following provisions:

             1.  ADDRESSING THE BEHAVIOR OF INDIVIDUALS

             "The exercise of any Option after termination of employment shall be subject to satisfaction of the condition precedent that the optionee neither takes other employment nor renders services to others without the written consent of the Company, nor conducts himself/herself in a manner adversely affecting the Company."

             2.  LIMITING PUBLIC COMMENTS

             "You agree not to make any false, misleading, or negative statements, either orally or in writing, about the Company, its Directors or organizations they represent, or its Officers or to otherwise disparage them or any of them, and Dendrite's Directors and the organizations they represent, and its Executive Officers, agree not to make any false, misleading or negative statements, either orally or in writing, about you or to otherwise disparage you. The appropriate liquidated damages for each such incident will be $25,000.00."

             3.  FORFEITURE OF BENEFITS

             "The optionee acknowledges that a material part of the inducement for the Company to enter into this agreement is the optionee's covenants with respect to non-competition and non-disparagement set forth in this agreement. The optionee agrees that if he shall breach any of those covenants, the Company shall have no further obligation to pay the optionee any benefits otherwise payable hereunder (except as may otherwise be required at law) and shall be entitled to such other legal and equitable relief as a court or arbitrator shall reasonably determine, unless such breach is an inadvertent breach that does not result in any significant harm to the Company."

     13. ADJUSTMENTS. Upon the occurrence of any of the events described in subparagraphs A, B or D below, an optionee's rights with respect to Stock Rights granted to him hereunder (and the securities reserved for issuance hereunder) shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Stock Right recipient and the Company relating to such Stock Right:

          A. ADJUSTMENTS IN CAPITALIZATION. Subject to any specific provisions in paragraph B below, in the event of any change in the outstanding shares of Common Stock (including any increase or decrease in such shares) by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, the Committee, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities reserved for issuance pursuant to the Plan, or subject to outstanding ISOs, and to any other terms and conditions of outstanding ISOs including the ISO exercise price.

          B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee, the Board, or the Successor Board, shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such ISOs (to the extent then exercisable) over the exercise price thereof; or (iv) upon written notice to the optionees, provided that all ISOs shall be immediately exercisable in full regardless of any vesting schedule otherwise applicable.

          C. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A or B with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          D. DISSOLUTION OF LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          E. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          F. RESTRICTED COMMON STOCK. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraph A or B above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board or otherwise provided herein.

     14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, through a cashless exercise procedure established with a broker dealer or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c),
(d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on January 21, 1992, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to January 20, 1993, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on January 20, 2002 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13);

(b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may any action of the Committee, the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

     16.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF
ISOS. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

     17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the grant of any Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

     20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     21. GOVERNING LAW: CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the Laws of the State of New Jersey, without regard to the conflict of laws provisions thereof. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                       EXHIBIT B

                          DENDRITE INTERNATIONAL, INC.

               1992 SENIOR MANAGEMENT INCENTIVE STOCK OPTION PLAN
                       AS AMENDED THROUGH APRIL 14, 1999

     1. PURPOSE. This 1992 Senior Management Incentive Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the senior managers of Dendrite International, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"). As used in this Plan, the term "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2.  ADMINISTRATION OF THE PLAN.

          A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer this Plan. However, at least two members of the Committee appointed by the Board to administer the Plan and to perform the functions set forth herein must be "outside directors" within the meaning of Section 162(m) of the Code. If the Committee has been so appointed, no member of the Committee, while a member, shall be eligible to participate in the Plan or any other option plan of the Company. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each ISO by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to determine the employees of the Company and Related Corporation (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted; (ii) determine the time or times at which ISOs may be granted;
     (iii) determine the option price of shares subject to each ISO, which price shall not be less than the minimum price specified in paragraph 6; (iv) determine (subject to paragraph 7) the time or times when each ISO shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as repurchase options are to be imposed on shares subject to ISOs and the nature of such restrictions, if any, and (vi) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any ISO granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any ISO granted under it.

          B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and place as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. GRANT OF ISOS TO BOARD MEMBERS. ISOs may not be granted to members of the Board under the terms of this Plan.

     3. ELIGIBLE EMPLOYEES. ISOs may be granted to any employee of the Company or any Related Corporation who is a senior manager. Employees of the Company who are not senior managers may not be granted ISOs under the Plan. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO. Granting of any ISO to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of stock rights under any other plan of the Company. For purposes of this Plan, a "senior manager" shall include (i) any employee in the United States or Japan who holds the position of Corporate Executive or Senior Director, and (ii) any employee in Europe who holds the position of Country Manager or European Regional Manager.

     4. STOCK. The stock subject to ISOs shall be authorized but unissued shares of Common Stock of the Company, no par value per share (the "Common Stock"), or shares of the Common Stock reacquired by the Company in any manner. The aggregate number of shares, on a post-split adjusted basis, which may issued as ISOs pursuant to the Plan is 800,000, subject to adjustment as adjustment as provided in paragraph 13. If any ISO granted under the Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject to such ISOs shall again be available for grants of ISOs under the Plan. Subject to adjustment as provided in paragraph 13, no employee shall be granted in any calendar year ISOs to purchase more than 500,000 shares of Common Stock, on a post-split adjusted basis.

     5. GRANTING OF ISOS. ISOs may be granted under the Plan at any time on or after October 21, 1992 and prior to October 20, 2002. The date of grant of an ISO under the Plan will be the date specified by the Committee at the time it grants the ISO; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a non-qualified option pursuant to paragraph 16.

     6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.

          A. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock on the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

          B. $100,000 ANNUAL LIMITATION ON ISOS. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as non-qualified options.

          C. DETERMINATION OF FAIR MARKET VALUE. If, at the time an ISO is granted under the Plan, the Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes are available prior to the date such ISO is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly traded at the time an ISO is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each ISO shall expire on the date specified by the Committee, which date shall be no more than (i) ten years from the date of grant in the case of ISOs other than those ISOs described in clause (ii), and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a non-qualified option pursuant to paragraph 16.

     8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each ISO granted under the Plan shall be exercisable as follows:

          A. VESTING. The ISO shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the ISO, unless otherwise specified by the Committee.

          C. PARTIAL EXERCISE. Each ISO or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any ISO; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a non-qualified option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(B).

     9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installment of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into non-qualified options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISO's granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any guarantee of any ISO the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  DEATH; DISABILITY.

          A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

          B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22 (e) (3) of the Code or successor statute.

     11. ASSIGNABILITY. No ISO shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each ISO shall be exercisable only by him.

     12.  TERMS AND CONDITIONS OF OPTIONS.

          A. GENERAL TERMS AND CONDITIONS. ISOs shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 of this Plan and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

          B. SPECIAL TERMS AND CONDITIONS. Without limiting the generality of paragraph 12(A), the Committee may include in any such instrument described in paragraph 12(A) one or more of the following provisions:

             1.  ADDRESSING THE BEHAVIOR OF INDIVIDUALS

             "The exercise of any Option after termination of employment shall be subject to satisfaction of the condition precedent that the optionee neither takes other employment nor renders services to others without the written consent of the Company, nor conducts himself/herself in a manner adversely affecting the Company."

             2.  LIMITING PUBLIC COMMENTS

             "You agree not to make any false, misleading, or negative statements, either orally or in writing, about the Company, its Directors or organizations they represent, or its Officers or to otherwise disparage them or any of them, and Dendrite's Directors and the organizations they represent, and its Executive Officers, agree not to make any false, misleading or negative statements, either orally or in writing, about you or to otherwise disparage you. The appropriate liquidated damages for each such incident will be $25,000.00."

             3.  FORFEITURE OF BENEFITS

             "The optionee acknowledges that a material part of the inducement for the Company to enter into this agreement is the optionee's covenants with respect to non-competition and non-disparagement set forth in this agreement. The optionee agrees that if he shall breach any of those covenants, the Company shall have no further obligation to pay the optionee any benefits otherwise payable hereunder (except as may otherwise be required at law) and shall be entitled to such other legal and equitable relief as a court or arbitrator shall reasonably determine, unless such breach is an inadvertent breach that does not result in any significant harm to the Company."

     13. ADJUSTMENTS. Upon the occurrence of any of the events described in subparagraphs A, B or D below, an optionee's rights with respect to ISOs granted to him under this Plan (and the securities reserved for issuance hereunder), shall be adjusted as provided in this paragraph unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such ISO:

          A. ADJUSTMENTS IN CAPITALIZATION. Subject to any specific provisions in paragraph B below, in the event of any change in the outstanding shares of Common Stock (including any increase or decrease in such shares) by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, the Committee, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of

     Common Stock or other securities reserved for issuance pursuant to the Plan, or subject to outstanding ISOs, and to any other terms and conditions of outstanding ISOs including the ISO exercise price.

          B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee, the Board, or the Successor Board, shall, as to outstanding ISOs, either (i) make appropriate provision for the continuation of such ISOs by substituting on a equitable basis for the shares then subject to such ISOs the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all ISOs must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the ISOs shall terminate; or (iii) terminate all ISOs in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such ISOs (to the extent then exercisable) over the exercise price thereof; or (iv) upon written notice to the optionees, provide that all ISOs shall be immediately exercisable in full regardless of any vesting schedule otherwise applicable.

          C. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A or B with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          D. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each ISO will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          E. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          F. RESTRICTED COMMON STOCK. If any person or entity owning restricted Common Stock obtained by exercise of a ISO under this Plan receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A or B above as a result of owning such restricted Common Stock such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     14. MEANS OF EXERCISING ISOS. A ISO (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the ISO being exercised and specify the number of shares as to which such ISO is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the ISO, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in section 1274(d) of the Code, or (d) at the discretion of the Committee, through a cash-less exercise procedure established with a broker-dealer, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d), or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an ISO shall not have the rights of a shareholder with respect to the shares covered by his ISO until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on October 21, 1992, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders, or in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to October 20, 1993, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on October 20, 2002 (except as to ISOs outstanding on that date). Subject to the provisions of paragraph 5 above, ISOs may be granted under the plan prior to the date of stockholder approval of the plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph
13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may any action of the Committee, the Board or stockholders alter or impair the rights of a grantee, without his consent, under any ISO previously granted to him. In the event of a conversion of any ISO into a non-qualified option, all references to ISOs shall be deemed to apply, to the extent appropriate, to such non-qualified option.

     16.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF
ISOS. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments there of) that have not been exercised on the date of conversion into non-qualified options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may included, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting non-qualified options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into non-qualified options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

     17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to ISOs issued under the Plan shall be used for general corporate purposes.

     18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a non-qualified option, or the making of a Disqualifying Disposition (as defined in paragraph 20), the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an ISO on the grantee's payment of such additional withholding taxes.

     20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirement do not apply and no Disqualifying Disposition can occur thereafter.

     21. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instrument evidencing ISOs shall be governed by the Laws of the State of New Jersey, without regard to the conflict of laws provisions thereof. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                      APPENDIX A

                          DENDRITE INTERNATIONAL, INC.

                            1997 STOCK INCENTIVE PLAN

                       AS AMENDED THROUGH APRIL 14, 1999

            1. Purpose. The purpose of the Dendrite International, Inc. 1997 Stock Incentive Plan (the "Plan") is to enhance the ability of Dendrite International, Inc. (the "Company") and its subsidiaries to attract and retain employees, directors and consultants of outstanding ability and to provide employees, directors and consultants with an interest in the Company parallel to that of the Company's shareholders.

            2. Definitions.

                  (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Change in Control" shall mean the occurrence of any one of the following events:

                        (i) any "person" (as such term is defined in Section
            3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or (E) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Board (as defined below) approves a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (i);

                        (ii) individuals who, on the Effective Date, constitute
            the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

                        (iii) the shareholders of the Company approve a merger,
            consolidation, share exchange or similar form of corporate reorganization of the Company or any such type of transaction involving the Company or any of its subsidiaries (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of the publicly traded corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100% of the Company Voting Securities or all or substantially all of the assets of the Company and its subsidiaries) eligible to elect directors of such corporation would be represented by shares that were Company Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power would be in substantially the same proportion as the voting power of such Company Voting Securities immediately prior to the Business Combination, (B) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Company (or the corporation resulting from such Business Combination), or any person which beneficially owned, immediately prior to such Business Combination, directly or indirectly, 33-1/3% or more of the Company Voting Securities (a "Company 33-1/3% Stockholder")) would become the beneficial owner, directly or indirectly, of 33-1/3% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination and no Company 33-1/3% Stockholder would increase its percentage of such total voting power, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination would be members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (a "Non-Control Transaction"); or

                        (iv) the shareholders of the Company approve a plan of
            complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the Company's assets.

            Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 33-1/3% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control of the Company would occur as a result of such an acquisition by the Company (if not for the operation of this sentence), and after the Company's acquisition such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, then a Change in Control of the Company shall occur.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act and who are also "outside directors" within the meaning of Section 162(m) of the Code.

                  (f) "Common Stock" shall mean the common stock, no par value per share, of the Company.

                  (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Common Stock on the Nasdaq National Market List.

                  (i) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

                  (j) "Incentive Stock Option" shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.

                  (k) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

                  (l) "Nonqualified Stock Option" shall mean a stock option which is not intended to be an Incentive Stock Option.

                  (m) "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.

                  (n) "Participant" shall mean an employee, director or consultant of the Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.

                  (o) "Subsidiary" shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

            3. Shares Subject to the Plan. Subject to adjustment in accordance with Section 16, the total of the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed 4,000,000 shares, on a post-split adjusted basis; provided, that, for purposes of this limitation, any Option which is canceled or expires without exercise shall again become available for Awards under the Plan. Upon forfeiture of Awards in accordance with the provisions of the Plan, and the terms and conditions of the Award, such shares shall no longer be counted in any determination of the number of shares available under the Plan and shall be available for subsequent Awards. Subject to adjustment in accordance with Section 16, no employee shall be granted in any calendar year Options to purchase more than 1,000,000 shares of Common Stock. Shares of Common Stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.

            4. Administration. (a) The Plan shall be administered by the Committee.

                  (b) The Committee shall (i) approve the selection of Participants, (ii) determine the type of Awards to be made to Participants,
(iii) determine the number of shares of Common Stock subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and
(v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

                  (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

                  (d) The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

                  (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

            5. Eligibility. Individuals eligible to receive Awards under the Plan shall be the directors, officers, other key employees and selected consultants of the Company and its Subsidiaries selected by the Committee. In addition, all Non-Employee Directors shall be eligible to receive Options as provided in Section 9 hereof.

            6. Awards. Awards under the Plan may consist of Options, stock awards or other awards based on the value of the Common Stock. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

            7. Options. Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option agreement. The Committee may alter or waive, at any time, any term or condition of an Option that is not mandatory under the Plan.

                  (a) Types of Options. Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option. Incentive Stock Options shall only be granted to employees of the Company and its Subsidiaries.

                  (b) Option Price. The purchase price per share of the Common Stock purchasable under an Option shall be determined by the Committee, but in the case of Incentive Stock Options, the Option price will be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant of the Option and in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and its Subsidiaries (a "10% Shareholder") the price per share specified in the agreement relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant.

                  (c) Option Period. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, provided, however, that in the case of Incentive Stock Options granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant.

                  (d) Exercisability. Each Option shall vest and become exercisable at a rate determined by the Committee at or subsequent to grant.

                  (e) Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option purchase price. Such payment shall be made: (a) in cash, or (b) to the extent authorized by the Committee, by surrender of shares of Common Stock owned by the holder of the Option, or (c) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (d) through additional methods prescribed by the Committee, or (e) by a combination of any such methods.

            8. Stock Awards. Subject to such performance and employment conditions as the Committee may determine, awards of Common Stock or awards based on the value of the Common Stock may be granted either alone or in addition to Options granted under the Plan. Any Awards under this Section 8 and any Common Stock covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee.

            9. Non-Employee Director Stock Options.

                  (a) Initial Grant. Nonqualified Stock Options to purchase 30,000 shares of Common Stock shall be granted automatically to each Non-Employee Director who is a Non-Employee Director on the day the Board approves the adoption of the Plan. With respect to each person who becomes a Non-Employee Director after such date, Nonqualified Stock Options to purchase 30,000 shares of Common Stock shall be granted automatically to each such Non-Employee Director on the day he or she first becomes a Non-Employee Director.

                  (b) Subsequent Options. In addition to the Nonqualified Stock Options granted to Non-Employee Directors under Section 9(a), Nonqualified Stock Options to purchase 10,000 shares of Common Stock shall be granted automatically to each Non-Employee Director, effective on the third anniversary date on which such director was granted an Initial Option under Section 9(a) and on each anniversary date thereafter; provided, however, he or she continues to serve as a Non-Employee Director on such date.

                  (c) Option Price. The purchase price for each Option granted under this Section 9 to a Non-Employee Director shall be the Fair Market Value of the Common Stock on the date of grant of the Option.

                  (d) Exercisability. Each Initial Option and Subsequent Option granted under this Section 9 shall become exercisable and vest on the first anniversary of the date of grant of such Option.

                  (e) Method of Exercise. Each Option granted under this Section 9 may be exercised in the same manner as provided in Section 7(e).

                  (f) Option Period. Each Option granted under this Section 9 shall terminate 10 years from the date of grant unless sooner terminated by reason of termination of service as a director of the Company and its Subsidiaries.

                  (g) Termination of Director Status.

                        (i) In the event of termination of service as a director
            of the Company and its Subsidiaries for any reason other than cause, death or permanent disability (as determined by the Committee), an Option granted under this Section 9 (to the extent exercisable as of the date of termination) shall be exercisable for the remaining term of the Option and shall thereafter terminate.

                        (ii) In the event of the death of a Non-Employee
            Director while a director of the Company or any Subsidiaries, the Option (to the extent exercisable as of the date of death), shall be exercisable by any prior transferee or by the Non-Employee Director's designated beneficiary, or if none, the person(s) to whom such Non-Employee Director's rights under the Option are transferred by will or the laws of descent and distribution for 180 days following the date of death (but in no event beyond the term of the Option), and shall thereafter terminate.

                        (iii) In the event of the termination of service as a
            director of the Company and its Subsidiaries due to permanent disability (as determined by the Committee), the Option (to the extent exercisable as of the date of termination), shall be exercisable for 180 days following such termination of service (but in no event beyond the term of the Option), and shall thereafter terminate.

                        (iv) In the event of the termination of service as a
            director of the Company and its Subsidiaries for cause (as determined by the Committee in its sole discretion), the Option shall terminate upon such termination of status as director, regardless of whether the Option was then exercisable.

                  (h) Except as expressly provided in this Section 9, any Option granted to a Non-Employee Director hereunder shall be subject to the terms and conditions of the Plan.

            10. Change in Control. Upon the occurrence of a Change in Control, all Options shall automatically become vested and exercisable in full and all restrictions or conditions, if any, on any stock awards granted hereunder shall automatically lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Options as it may deem equitable and in the best interests of the Company.

            11. Forfeiture. Notwithstanding anything in the Plan to the contrary, the Committee may provide in any Award agreement that in the event of a serious breach of conduct by the person granted such Award (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiaries), or any activity of any such person in competition with any of the businesses of the Company or any Subsidiary, (a) cancel any outstanding Award granted to such person, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within 1 year following the exercise or payment of an Award, require such person to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Subsidiary to such person if necessary to satisfy the repayment obligation. The determination of whether any such person has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Committee in good faith and in its sole discretion. This
Section 11 shall have no application following a Change in Control.

            12. Withholding. The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. Such taxes may be paid by (a) delivering previously owned shares of Common Stock or (b) having the Company retain shares of Common Stock which would otherwise be delivered upon exercise or payment of Awards or (c) any combination of a cash payment or the methods set forth in (a) and (b) above. For purposes of (a) and (b) above, shares of Common Stock shall be valued at Fair Market Value determined as of the day immediately prior to exercise or payment. If and to the extent authorized by the Committee, the Company may, upon election by a Participant, withhold from any distribution of Common Stock hereunder shares of Common Stock with a Fair Market Value in excess of the Participant's required withholding obligation.

            13. Nontransferability, Beneficiaries. Unless otherwise determined by the Committee with respect to the transferability of Nonqualified Stock Options by a Participant to his Immediate Family Members (or to trusts or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant's lifetime, only by the Participant (or by the Participant's legal representatives in the event of the Participant's incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant's death or to be assigned any other Award outstanding at the time of the Participant's death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution. Except in the case of the holder's incapacity, an Option may only be exercised by the holder thereof.

            14. No Right to Employment. Nothing contained in the Plan or in any Award under the Plan shall confer upon any employee any right with respect to the continuation of employment with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any employee or other person any claim or right to any Award under the Plan.

            15. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            16. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of Common Stock other than regular cash dividends, the number or kind of shares available for Options and Awards under the Plan may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding Awards granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Awards.

            17. Award Agreement. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

            18. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) except as provided in Section 16, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent and (b) if and when the Plan is approved by the shareholders of the Company, no amendment made after such approval shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule.

            19. General Provisions.

                  (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

                  (b) All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of shares of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

                  (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 19(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

                  (d) Except as otherwise provided by the Committee in the applicable grant or Award agreement, a Participant shall have no rights as a shareholder with respect to any shares of Common Stock subject to Options until a certificate or certificates evidencing shares of Common Stock shall have been issued to the Participant and, subject to Section 16, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

                  (e) The law of the State of New Jersey shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

                  (f) Where the context requires, words in any gender shall include any other gender.

            20. Term of Plan. Subject to earlier termination pursuant to Section 18, the Plan shall have a term of 10 years from its Effective Date.

            21. Effective Date. The Plan is effective as of July 24, 1997.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          DENDRITE INTERNATIONAL, INC.

     The undersigned hereby appoints John E. Bailye, George T. Robson and Christopher J. French as proxies, with power to act without the other and with power of substitution, hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Dendrite International, Inc. (the "Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held May 11, 1999 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)



                            * FOLD AND DETACH HERE *

                                 PROXY BY MAIL                     Mark vote
                                                                   like this
                     THIS PROXY WILL BE VOTED AS DIRECTED,           /X/
                    OR IF NO DIRECTION IS INDICATED, WILL BE
                           VOTED "FOR" THE PROPOSALS.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Board of Directors recommends
a vote FOR items 1, 2, 3 and 4

ITEM 1-ELECTION OF DIRECTORS

NOMINEES:                           WITHHELD
01 John E. Bailye            FOR      FOR ALL
02 Bernard M. Goldsmith      / /        / /
03 Edward J. Kfoury
04 Paul A. Margolis
05 John H. Martinson
06 Terence H. Osborne

WITHHELD FOR: (Write that nominee's name in the space provided below).

---------------------------------------------------------------------

ITEM 2 -- APPOINTMENT OF ARTHUR ANDERSEN LLP          FOR  AGAINST ABSTAIN
          AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
                                                       / /    / /     / /

ITEM 3 -- APPROVAL OF AN AMENDMENT TO THE 1997        FOR  AGAINST ABSTAIN
          STOCK INCENTIVE PLAN
                                                       / /    / /     / /

ITEM 4 -- REAPPROVAL OF 1992 STOCK PLAN AND 1992      FOR  AGAINST ABSTAIN
          SENIOR MANAGEMENT INCENTIVE STOCK OPTION
          PLAN                                        / /    / /     / /

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IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW.
-------------------------------------------------------------------------

                           ------------------
                            COMPANY NUMBER:

                             PROXY NUMBER:

                            ACCOUNT NUMBER:
                           ------------------

Signature -------------------- Signature ------------- Date -------------
NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such.

               * FOLD AND DETACH HERE AND READ THE REVERSE SIDE *
        ----------------------------------------------------------------
                                VOTE BY INTERNET
        ----------------------------------------------------------------

                          DENDRITE INTERNATIONAL, INC.

  * You can now vote your shares electronically through the Internet.

  * This eliminates the need to return the proxy card.

  * Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

    TO VOTE YOUR PROXY BY MAIL
    --------------------------
  Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

    TO VOTE YOUR PROXY BY INTERNET
    ------------------------------
    www.drte.com

  Have your proxy card in hand when you access the above website.
  You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
-----------------------------------------------------------